Interest Income (Expense), Net - Additional Information (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Net Investment Income [Line Items]
Income	$ 226	$ 71	$ 13
Expense	55	13	42
Interest and amortization of issuance costs on convertible bonds	1	1	3
Capitalized borrowing cost	0	0	0
Interest income (expense), net	$ 15	$ 1	1
Dual tranche senior unsecured convertible bonds
Net Investment Income [Line Items]
Non-cash accretion expense			$ 34